Exhibit 4.1
SUPPLEMENTAL INDENTURE
          The Supplemental Indenture (this “Supplemental Indenture”), is entered into as of November 15, 2010, among UHS Escrow Corporation, a Delaware corporation (the “Escrow Issuer”), Universal Health Services, Inc. (the “Company” or “Successor”), each of the guarantors that is a subsidiary of the Company (the “UHS Subsidiary Guarantors”), the Subsidiary Guarantors that are subsidiaries of Psychiatric Solutions, Inc. (together with Psychiatric Solutions, Inc., the “PSI Guarantors,” and collectively with the UHS Subsidiary Guarantors, the “Subsidiary Guarantors”) and Union Bank, N.A. (the “Trustee”), as Trustee under the Indenture referred to below.
W I T N E S S E T H
          WHEREAS, the Escrow Issuer and the Trustee entered into that certain Indenture (the “Indenture”), dated as of September 29, 2010, providing for the issuance of 7% Senior Notes due 2018 (the “Notes”);
          WHEREAS, the Escrow Issuer and the Successor have executed definitive documentation, which provides for the merger of the Escrow Issuer with and into Successor (the “Merger”), with Successor continuing its existence under Delaware law;
          WHEREAS, the Merger shall become effective upon the filing of the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware;
          WHEREAS, Section 5.1 of the Indenture provides, among other things, that Escrow Issuer shall not be prevented from merging with or into Successor;
          WHEREAS, Section 9.1 of the Indenture provides that the Escrow Issuer, the Company, the Subsidiary Guarantors and the Trustee may, without the consent of the Holders of Notes, enter into a supplemental indenture for the purposes of evidencing the succession of another Person to the Escrow Issuer;
          WHEREAS, each of the Escrow Issuer, Successor and the Subsidiary Guarantors have been duly authorized to enter into this Supplemental Indenture; and
          WHEREAS, all acts, conditions, proceedings and requirements necessary to make this Supplemental Indenture a valid, binding and legal agreement enforceable in accordance with its terms for the purposes expressed herein, in accordance with its terms, have been duly done and performed.
          NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Escrow Issuer, Successor, the Subsidiary Guarantors and the Trustee hereby agree as follows:
ARTICLE 1
Definitions
          1.1 Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

ARTICLE 2
          Representations of Escrow Issuer, Successor and Subsidiary Guarantors
          2.1 Each of the Escrow Issuer and Successor represents and warrants to the Trustee as follows:
          (a) It is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
          (b) The execution, delivery and performance by it of this Supplemental Indenture have been authorized and approved by all necessary corporate action on its part.
          2.2 Each of the Subsidiary Guarantors represents and warrants to the Trustee as follows:
          (a) It is duly organized, validly existing and in good standing under its jurisdiction of organization.
          (b) The execution, delivery and performance by it of this Supplemental Indenture have been authorized and approved by all necessary corporate or limited liability company action.
          2.3 Each of the Escrow Issuer and Successor represents and warrants to the Trustee that upon the filing and acceptance for record of the Certificate of Ownership and Merger by the Secretary of State of the State of Delaware or at such other time thereafter as is provided in the Certificate of Ownership and Merger (the “Merger Effective Time”), the Merger will be effective in accordance with the definitive documentation providing for the Merger and Delaware law.
ARTICLE 3
Assumption and Agreement of Successor
          3.1 In accordance with Sections 5.1 and 9.1 of the Indenture, Successor hereby expressly assumes all of the obligations of Escrow Issuer under the Notes and the Indenture and shall enter into the Security Documents. Successor hereby confirms that its obligations under the Registration Rights Agreement shall remain in full force and effect.
          3.2 Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture and the Notes with the same effect as if Successor had been named as “Issuer” in the Indenture and the Notes; and thereafter the Escrow Issuer shall be fully released from its obligations under the Indenture and the Notes.
          3.3 In accordance with Section 5.1 of the Indenture, each Subsidiary Guarantor hereby confirms that its Guarantee shall apply to Successor’s obligation under the Indenture and the Notes and that it shall enter into the Security Documents. Each Subsidiary Guarantor confirms that its obligations under the Registration Rights Agreement shall remain in full force and effect.

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ARTICLE 4
Miscellaneous
          4.1 This Supplemental Indenture shall become effective as of the Merger Effective Time.
          4.2 This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
          4.3 In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.
          4.4 Except as expressly amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.
          4.5 The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.
          4.6 The headings of the Articles and the sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature page follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

UHS ESCROW CORPORATION, as Issuer
By	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UNIVERSAL HEALTH SERVICES, INC.
By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President

AIKEN REGIONAL MEDICAL CENTERS, INC.
ASSOCIATED CHILD CARE EDUCATIONAL SERVICES, INC.
AUBURN REGIONAL MEDICAL CENTER, INC.
CCS/LANSING, INC.
CHILDREN’S COMPREHENSIVE SERVICES, INC.
DEL AMO HOSPITAL, INC.
FRONTLINE BEHAVIORAL HEALTH, INC.
LANCASTER HOSPITAL CORPORATION
MCALLEN MEDICAL CENTER, INC.
MERION BUILDING MANAGEMENT, INC.
MERRIDELL ACHIEVEMENT CENTER, INC.
NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.
OAK PLAINS ACADEMY OF TENNESSEE, INC.
PARK HEALTHCARE COMPANY
PENNSYLVANIA CLINICAL SCHOOLS, INC.
RIVER OAKS, INC.
SOUTHEASTERN HOSPITAL CORPORATION
SPARKS FAMILY HOSPITAL, INC.
STONINGTON BEHAVIORAL HEALTH, INC.
THE ARBOUR, INC.
THE BRIDGEWAY, INC.
TURNING POINT CARE CENTER, INC.
TWO RIVERS PSYCHIATRIC HOSPITAL, INC.
UHS CHILDREN’S SERVICES, INC.
UHS HOLDING COMPANY, INC.
UHS OF BENTON, INC.
UHS OF CORNERSTONE, INC.
UHS OF CORNERSTONE HOLDINGS, INC.
UHS OF D.C., INC.
UHS OF DELAWARE, INC.
UHS OF DENVER, INC.
UHS OF FAIRMOUNT, INC.
UHS OF FULLER, INC.
UHS OF GEORGIA, INC.
UHS OF GEORGIA HOLDINGS, INC.
UHS OF GREENVILLE, INC.
UHS OF HAMPTON, INC.
UHS OF HARTGROVE, INC.
UHS OF LAKESIDE, LLC
UHS OF NEW ORLEANS, INC.
UHS OF OKLAHOMA, INC.
UHS OF PARKWOOD, INC.
UHS OF PENNSYLVANIA, INC.
UHS OF PROVO CANYON, INC.
UHS OF PUERTO RICO, INC.
UHS OF RIVER PARISHES, INC.
UHS OF SPRING MOUNTAIN, INC.
UHS OF TEXOMA, INC.
UHS OF TIMBERLAWN, INC.
UHS OF TIMPANOGOS, INC.
UHS OF WESTWOOD PEMBROKE, INC.
UHS OF WYOMING, INC.
UHS SAHARA, INC.
UHS-CORONA, INC.
UNITED HEALTHCARE OF HARDIN, INC.
UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.
UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.
VALLEY HOSPITAL MEDICAL CENTER, INC.
WELLINGTON REGIONAL MEDICAL CENTER, INCORPORATED

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

ALLIANCE HEALTH CENTER, INC.
ALTERNATIVE BEHAVIORAL SERVICES, INC.
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.
BHC ALHAMBRA HOSPITAL, INC.
BHC BELMONT PINES HOSPITAL, INC.
BHC FAIRFAX HOSPITAL, INC.
BHC FOX RUN HOSPITAL, INC.
BHC FREMONT HOSPITAL, INC.
BHC HEALTH SERVICES OF NEVADA, INC.
BHC HERITAGE OAKS HOSPITAL, INC.
BHC HOLDINGS, INC.
BHC INTERMOUNTAIN HOSPITAL, INC.
BHC MONTEVISTA HOSPITAL, INC.
BHC PINNACLE POINTE HOSPITAL, INC.
BHC SIERRA VISTA HOSPITAL, INC.
BHC STREAMWOOD HOSPITAL, INC.
BRENTWOOD ACQUISITION, INC.
BRENTWOOD ACQUISITION-SHREVEPORT, INC.
BRYNN MARR HOSPITAL, INC.
CANYON RIDGE HOSPITAL, INC.
CEDAR SPRINGS HOSPITAL, INC.
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH
FIRST HOSPITAL PANAMERICANO, INC.
GREAT PLAINS HOSPITAL, INC.
H. C. CORPORATION
HAVENWYCK HOSPITAL INC.
HHC AUGUSTA, INC.
HHC CONWAY INVESTMENT, INC.
HHC DELAWARE, INC.
HHC FOCUS FLORIDA, INC.
HHC POPLAR SPRINGS, INC.
HHC RIVER PARK, INC.
HHC ST. SIMONS, INC.
HORIZON HEALTH CORPORATION
HSA HILL CREST CORPORATION
KIDS BEHAVIORAL HEALTH OF UTAH, INC.
LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
NORTH SPRING BEHAVIORAL HEALTHCARE, INC.
PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.
PREMIER BEHAVIORAL SOLUTIONS, INC.
PSI SURETY, INC.
PSYCHIATRIC SOLUTIONS, INC.
PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.
RAMSAY YOUTH SERVICES OF GEORGIA, INC.
RIVEREDGE HOSPITAL HOLDINGS, INC.
SPRINGFIELD HOSPITAL, INC.
SUMMIT OAKS HOSPITAL, INC.
TEXAS HOSPITAL HOLDINGS, INC.
THE PINES RESIDENTIAL TREATMENT CENTER, INC.
WINDMOOR HEALTHCARE INC.
WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC TENNESSEE CLINICAL SCHOOLS, LLC UHS OF BOWLING GREEN, LLC UHS OF RIDGE, LLC UHS OF ROCKFORD, LLC
By: Universal Health Services, Inc. Its managing member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President

FORT DUNCAN MEDICAL CENTER, L.P.
By: Fort Duncan Medical Center, Inc. Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By: UHS of Fairmount, Inc. Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

FRONTLINE HOSPITAL, LLC FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC
By: Frontline Behavioral Health, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYS GROUP HOLDINGS LLC
By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE/CCS PARTNERS LLC
By: Children’s Comprehensive Services, Inc. Its Minority Member

By: KEYS Group Holdings LLC Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE CONTINUUM, LLC KEYSTONE NPS LLC KEYSTONE RICHLAND CENTER, LLC
By: Keystone/CCS Partners LLC Its managing member

By: Children’s Comprehensive Services, Inc. Its minority member

By: KEYS Group Holdings LLC Its managing member and sole member of the minority member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC
By: KEYS Group Holdings LLC Its managing member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE MARION, LLC KEYSTONE MEMPHIS, LLC KEYSTONE NEWPORT NEWS, LLC KEYSTONE WSNC, L.L.C.
By: Keystone Education and Youth Services, LLC Its managing member

By: KEYS Group Holdings LLC Its managing member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

MANATEE MEMORIAL HOSPITAL, L.P.
By: Wellington Regional Medical Center, Incorporated Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By: UHS of Pennsylvania, Inc. Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

MCALLEN HOSPITALS, L.P.
By: McAllen Medical Center, Inc. Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By: UHS of Georgia Holdings, Inc. Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PENDLETON METHODIST HOSPITAL, L.L.C.
By: UHS of River Parishes, Inc. Its managing member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS KENTUCKY HOLDINGS, L.L.C.
By: UHS of Delaware, Inc. Its managing member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF ANCHOR, L.P. UHS OF LAUREL HEIGHTS, L.P. UHS OF PEACHFORD, L.P.
By: UHS of Georgia, Inc. Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By: UHS of Georgia Holdings, Inc. Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF CENTENNIAL PEAKS, L.L.C.
By: UHS of Denver, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF DOVER, L.L.C.
By: UHS of Rockford, LLC Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF DOYLESTOWN, L.L.C.
By: UHS of Pennsylvania, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF SALT LAKE CITY, L.L.C.
By: UHS of Provo Canyon, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF SAVANNAH, L.L.C.
By: UHS of Georgia Holdings, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OKLAHOMA CITY LLC UHS OF SPRINGWOODS, L.L.C.
By: UHS of New Orleans, Inc. Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF SUMMITRIDGE, LLC
By: UHS of Peachford, L.P, Its managing member

By: UHS of Georgia, Inc. Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC
By: Psychiatric Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KMI ACQUISITION, LLC ROLLING HILLS HOSPITAL, LLC PSJ ACQUISITION, LLC SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC TBD ACQUISITION, LLC
By: Psychiatric Solutions Hospitals, LLC Its Sole Member

By: Psychiatric Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

ATLANTIC SHORES HOSPITAL, L.L.C. EMERALD COAST BEHAVIORAL HOSPITAL, LLC OCALA BEHAVIORAL HEALTH, LLC PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC
By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.
By: Palmetto Behavioral Health Holdings, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.
By: Palmetto Behavioral Health System, L.L.C. Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

RAMSAY MANAGED CARE, LLC SAMSON PROPERTIES, LLC TBJ BEHAVIORAL CENTER, LLC THREE RIVERS HEALTHCARE GROUP, LLC ZEUS ENDEAVORS, LLC WEKIVA SPRINGS CENTER, LLC
By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

SP BEHAVIORAL, LLC UNIVERSITY BEHAVIORAL, LLC
By: Ramsay Managed Care, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

THREE RIVERS BEHAVIORAL HEALTH, LLC
By: Three Rivers Healthcare Group, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

THE NATIONAL DEAF ACADEMY, LLC
By: Zeus Endeavors, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

WILLOW SPRINGS, LLC
By: BHC Health Services of Nevada, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BHC PROPERTIES, LLC
By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BHC MESILLA VALLEY HOSPITAL
By: BHC Properties, LLC Its Sole Member

By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC
By: BHC Properties, LLC Its Sole Member

By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

HOLLY HILL HOSPITAL, LLC
By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

CUMBERLAND HOSPITAL PARTNERS, LLC
By: BHC Properties, LLC Its Sole Member

By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

CUMBERLAND HOSPITAL, LLC
By: Cumberland Hospital Partners, LLC Its Managing Member

By: BHC Properties, LLC Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

COLUMBUS HOSPITAL PARTNERS, LLC LEBANON HOSPITAL PARTNERS, LLC NORTHERN INDIANA PARTNERS, LLC VALLE VISTA HOSPITAL PARTNERS, LLC
By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

VALLE VISTA, LLC
By: BHC of Indiana, General Partnership Its Sole Member

By: Columbus Hospital Partners, LLC Its General Partner

By: Lebanon Hospital Partners, LLC Its General Partner

By: Northern Indiana Partners, LLC Its General Partner

By: Valle Vista Hospital Partners, LLC Its General Partner

By: Behavioral Healthcare LLC The Sole Member of each of the above General Partners

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC
By: Wellstone Holdings, Inc. Its Minority Member

By: Behavioral Healthcare LLC Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BEHAVIORAL HEALTHCARE, LLC
By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

HORIZON HEALTH HOSPITAL SERVICES, LLC HORIZON MENTAL HEALTH MANAGEMENT, LLC SUNSTONE BEHAVIORAL HEALTH, LLC
By: Horizon Health Corporation Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KINGWOOD PINES HOSPITAL, LLC HHC PENNSYLVANIA, LLC TOLEDO HOLDING CO., LLC
By: Horizon Health Hospital Services, LLC Its Sole Member

By: Horizon Health Corporation Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

HICKORY TRAIL HOSPITAL, L.P. NEURO INSTITUTE OF AUSTIN, L.P. TEXAS CYPRESS CREEK HOSPITAL, L.P. TEXAS LAUREL RIDGE HOSPITAL, L.P. TEXAS SAN MARCOS TREATMENT CENTER, L.P. TEXAS WEST OAKS HOSPITAL, L.P.
By: Texas Hospital Holdings, LLC Its General Partner

By: Psychiatric Solutions Hospitals, LLC Its Sole Member

By: Psychiatric Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By: Texas Hospital Holdings, Inc. Its Limited Partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

SHC-KPH, LP
By: HHC Kingwood Investment, LLC Its General Partner

By: Kingwood Pines Hospital, LLC Its Limited partner

By: Horizon Health Hospital Services, LLC The Sole Member of the above Limited and General Partner

By: Horizon Health Corporation Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

H.C. PARTNERSHIP
By: H.C. Corporation Its General Partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By: HSA Hill Crest Corporation Its General Partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BHC OF INDIANA, GENERAL PARTNERSHIP
By: Columbus Hospital Partners, LLC Its General Partner

By: Lebanon Hospital Partners, LLC Its General Partner

By: Northern Indiana Partners, LLC Its General Partner

By: Valle Vista Hospital Partners, LLC Its General Partner

By: BHC Healthcare, LLC The Sole Member of each of the above General Partners

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UNION BANK, N.A., as Trustee
By:	/s/ Eva Aryeetey
	Name:	Eva Aryeetey
	Title:	Vice President